FIXED INCOME                             Delaware
                                         Investments(SM)
                                         ---------------------------------------
                                         A member of Lincoln Financial Group(R)

Semiannual Report 2003
--------------------------------------------------------------------------------

                    DELAWARE CORPORATE BOND FUND
                    DELAWARE EXTENDED DURATION BOND FUND


[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS




Letter to Shareholders                                          1
Portfolio Management Review                                     3
New at Delaware                                                 6
Performance Summary                                             7
Financial Statements:
 Statement of Net Assets                                        9
 Statement of Assets
  and Liabilities                                              17
 Statement of Operations                                       18
 Statements of Changes
  in Net Assets                                                19
 Financial Highlights                                          20
 Notes to Financial
  Statements                                                   28


Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o Astute security selection is essential when seeking a performance advantage.

o Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o U.S. growth equity
o U.S. value equity
o U.S. fixed income
o International and global
o U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts. These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                      Delaware Corporate Bond Fund
  TO SHAREHOLDERS                           Delaware Extended Duration Bond Fund
                                            February 10, 2003


Recap of Events
The six-month period ended January 31, 2003 represented a largely positive environment for bond investors. The driving force for the fixed-income market was the steady decline in interest rates. Prompted by a muted inflation outlook, the Federal Reserve lowered rates an additional one half percent in early November to help maintain economic growth and provide an added measure of stimulus going into the holiday shopping season.

A weak stock market, as well as
geopolitical concerns, were two other positives for the fixed-income market. Investors continued to reallocate their capital to the relative safety of bonds, especially to securities issued by the U.S. government and its affiliated agencies, which offered the highest credit quality.

In fact, stocks underperformed bonds in 2002 for a third straight year, the first time that has occurred in over 20 years. Few areas of the stock market could avoid the selling pressures caused largely by investor uncertainty regarding the pace of the recovery. During the period of this report, the Dow Jones Industrial Average fell -6.74% and the Nasdaq Composite Index declined -0.55%. Despite a brief rally in late July 2002, and another upsurge that spanned October and November, the selling pressure in stocks had the greatest impact on the stock market's performance.

The Commerce Department reported that
the economic rebound that started in late 2001 continued on track during the period of this report. Yet that growth, as measured by gross domestic product
(GDP) has been erratic. In the third quarter of 2002, real, or inflation-adjusted GDP growth was +4.0%. The next quarter, real GDP grew a meager +1.4%.

Likewise, investors have vacillated in their opinion about the course of the economy. Ongoing concern has been focused on the lack of business spending throughout the economic recovery. Also known as capital expenditure, corporate outlays for new plants and equipment reached historically high levels in the 1990s and such overspending led to excess capacity. With the ensuing mismatch between production and demand, businesses substantially scaled back on their spending with the new decade. We believe this retrenchment helped spark the recession of 2001. The economy's inability to bounce back, as it has in many prior post-recessionary periods, has contributed to the less-than-expected rate of growth and inhibited new hiring.

Conversely, there are many positives concerning the economy. Productivity, long held in economic theory as a determining factor in a country's standard of living, continued to show strength. There were mounting signs that the stimulus provided by the Federal Reserve appeared to be taking hold. Lower rates, for instance, prompted a wave of mortgage refinancing that totaled $1 billion in 2001 and 2002, freeing up added cash for families across the nation (Source: The Wall Street Journal). Lastly, in early January, investors monitored news reports of the Bush administration's proposed massive spending and tax-cut package, designed to pump some $670 billion into the economy over the next decade. Though this measure must go before Congress, it nonetheless supports the view that growth is not only in place, but has the backing of very significant macroeconomic forces.

 Total Return
 For the period ended January 31, 2003                       Six Months
 Delaware Corporate Bond Fund-- Class A Shares                +10.23%
 Delaware Extended Duration Bond Fund-- Class A Shares        +13.72%
 Lipper Corporate Debt Funds BBB-rated Average (182 funds)     +6.60%
 Lehman Brothers U.S. Credit Index                             +8.10%
 Lehman Brothers Long U.S. Credit Index                       +12.35%
 -------------------------------------------------------------------------------


All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on pages 7 and 8. The Lipper Corporate Debt Funds BBB-rated Average represents the average return of all active corporate bond funds with similar credit ratings and investment objectives tracked by Lipper (Source: Lipper Inc.). The Lehman Brothers U.S. Credit Index is an unmanaged composite of investment-grade corporate and non-corporate bonds. The Lehman Brothers Long U.S. Credit Index is an unmanaged composite of corporate and non-corporate fixed-income securities that are rated investment grade and have at least 10 years to final maturity. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Market Outlook
We are guardedly optimistic about the economy and the financial markets as the new year moves along. We believe that the economy will continue to expand in 2003 and ongoing growth may raise interest rates. Likewise, Washington's stimulus policy, if enacted, could cause the supply of Treasuries to increase, which might add further pressure on interest rates.

We remind investors that in a rising interest rate environment, market prices of fixed-income securities tend to decline, with shorter-term bonds usually decreasing less in value than longer-term bonds. For investors with a longer-term perspective, the benefit of such an environment is that the income stream from their bond funds may likely experience a modest increase. We also point out that, over the long term, bonds have consistently served to dampen volatility within a diversified portfolio.

Of course, concerns over the situation with Iraq have taken center stage recently. As no one knows precisely how this delicate matter will play out in the coming weeks or months, we believe it may be wise for investors to take advantage of the wait-and-see environment that has evolved of late. We suggest investors meet with their financial professionals to review their portfolios to ensure their asset allocation is still in line with their long-term goals.

Thank you for your continued confidence in and commitment to Delaware
Investments.

Sincerely,

/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                   Delaware Corporate Bond Fund
  MANAGEMENT REVIEW                         Delaware Extended Duration Bond Fund
                                            February 10, 2003

Fund Manager

Ryan K. Brist
Portfolio Manager

The Funds' Results
Although the stock market experienced declining prices for the period of this report, fixed-income securities - and corporate bonds in particular - had a different story to tell. In anticipation of steadily improving corporate balance sheets, investors began reallocating some of their assets away from the safe haven of U.S. Treasury securities in favor of corporate bonds. This trend generally benefited Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, which posted strong returns over the six-month period ended January 31, 2003.

One of the ways we sought to enhance the Funds' returns while reducing risk was by taking a value approach to credit ratings. By using our disciplined credit research, we sought undervalued fixed-income securities that could fit our objective of providing a steady income stream and the potential for capital appreciation. This management strategy proved quite beneficial during the period.

Despite generally favorable returns for the period, investing in the corporate bond market was not without its challenges. The investment-grade corporate bond market struggled with several structural concerns, which included supply/demand imbalances, elevated risk premiums and a reduction in market liquidity. Certain sectors struggled, such as airlines and telecommunications, in part over deteriorating operating fundamentals. Given these short-term concerns, we generally paired back our corporate bond exposure to a level which we felt served as a sound balance between managing risk and seeking a competitive total return.

Delaware Corporate Bond Fund
For the six-month period ended January 31, 2003, Delaware Corporate Bond Fund returned +10.23% (Class A shares at net asset value with distributions reinvested). The Fund outperformed both its benchmark index and Lipper peer group for the same period. The Lehman Brothers U.S. Credit Index gained +8.10%, while the 182 funds composing the Lipper Corporate Debt Funds BBB-rated Average returned +6.60%.

Since our last report, we slightly increased the duration and average maturity of the Fund. By extending the Fund's duration, we were able to take advantage of the declining interest rate environment, which helped secure gains for the Fund. As interest rates rise and fall, adjusting duration can be a key strategy. Duration is a common measure of a bond or bond fund's sensitivity to changing interest rates. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

Despite the relatively strong performance of the investment-grade bond market during the period, several sectors struggled. Among this list were airlines and auto-mobile manufacturers, and in turn we lost ground with such issuers as Delta Air Lines, American Airlines, and Ford Motor.

Although telecommunications had its troubles too, we were able to acquire several sector members that performed well during the period. Domestically, AT&T Wireless Service and Sprint Capital bonds both experienced price gains, while our foreign holding of France Telecom also produced a favorable total returns. Our holdings in emerging markets and high-yield debt rallied in the fourth quarter of 2002, which also enhanced the Fund's return for the period.

Delaware Extended Duration Bond Fund
For the six-month period ended January 31, 2003, Delaware Extended Duration Bond Fund returned +13.72% (Class A shares at net asset value with distributions reinvested). The Fund outperformed both its benchmark index and Lipper peer group for the same period. The Lehman Brothers Long U.S. Credit Index gained +12.35%, while the 182 funds composing the Lipper Corporate Debt Funds BBB-rated Average returned +6.60%.

In managing the Fund, we seek a high risk-adjusted return using a "value" approach to bond investing. We use a rigorous credit-research centered on identifying undervalued debt securities. We also seek to manage duration as a means of striking a balance between strong return potential and a reduction of interest-rate risk. Typically, the Fund's duration remains in a range between eight and 11 years.

By the close of the period, we had adjusted the portfolio's duration to just over eight years. This figure kept the portfolio at the conservative end of that spectrum, but slightly higher than when we reported six months ago. We increased duration to take advantage of the generally declining interest rate environment.

During the period, we increased the portfolio's exposure to the insurance, utilities, and cable and media sectors. Conversely, we reduced our exposure to the energy and telecommunications sectors. We slightly increased our weighting of international bonds, which ran at approximately 14 percent of the portfolio's net assets at the close of the period.

We gained performance during the period with several selections in the otherwise troubled telecommunications sector. Those names included AT&T Wireless Service and Sprint Capital, as well as, France Telecom. Holdings that contributed to underperformance included transportation-oriented issuers, such as Delta Airlines and Ford Motor.

Outlook
We believe investor confidence in corporate bonds should continue to improve as the year unfolds. The general strength of the economy, with five straight quarters of GDP growth according to the Commerce Department, has been well received by our market. Corporate bond investors have gained added encouragement with an accommodative Federal Reserve and a pro-growth White House.

We view optimistically the high level of investor cash that currently sits on the "sidelines," waiting to be deployed into the financial markets. We are also heartened by the prospect for relatively strong new bond issuance moving forward
- particularly for those companies seeking to refinance existing debt and restructure their upcoming maturities.

We continue to believe that the bond market - and the corporate sector in particular - offers the opportunity for an attractive stream of current income, and capital appreciation wherever possible.

Despite our favorable market outlook, 2003 will undoubtedly be a year marked by turmoil. We expect geopolitical risks to remain high in the short term. Should the economy continue on its path of modest growth, interest rates may eventually move somewhat higher, causing bond prices to retreat.

Whatever path the bond market may follow, we will continue to manage the two Funds with our stringent, in-house research and disciplined management strategies. We believe our commitment to these time-tested principles can offer investors competitive risk-adjusted returns over the long term.

Delaware Corporate Bond Fund
Top 10 Corporate Bond Sectors
As of January 31, 2003

                                                            Percentage
Sector                                                     of Net Assets
--------------------------------------------------------------------------------
   1. Finance                                                  14.62%
--------------------------------------------------------------------------------
   2. Utilities                                                10.72%
--------------------------------------------------------------------------------
   3. Energy                                                   10.71%
--------------------------------------------------------------------------------
   4. Cable, Media & Publishing                                 9.25%
--------------------------------------------------------------------------------
   5. Insurance                                                 5.69%
--------------------------------------------------------------------------------
   6. Telecommunications                                        4.53%
--------------------------------------------------------------------------------
   7. Food, Beverage & Tobacco                                  3.88%
--------------------------------------------------------------------------------
   8. Banking                                                   3.50%
--------------------------------------------------------------------------------
   9. Chemicals                                                 3.33%
--------------------------------------------------------------------------------
  10. Metals & Mining                                           2.53%
--------------------------------------------------------------------------------


Delaware Extended Duration Bond Fund
Top 10 Corporate Bond Sectors
As of January 31, 2003

                                                            Percentage
Sector                                                     of Net Assets
--------------------------------------------------------------------------------
   1. Finance                                                  15.61%
--------------------------------------------------------------------------------
   2. Cable, Media & Publishing                                10.96%
--------------------------------------------------------------------------------
   3. Utilities                                                10.91%
--------------------------------------------------------------------------------
   4. Telecommunications                                        8.13%
--------------------------------------------------------------------------------
   5. Energy                                                    5.53%
--------------------------------------------------------------------------------
   6. Insurance                                                 4.93%
--------------------------------------------------------------------------------
   7. Banking                                                   4.01%
--------------------------------------------------------------------------------
   8. Food, Beverage & Tobacco                                  3.92%
--------------------------------------------------------------------------------
   9. Metals & Mining                                           3.38%
--------------------------------------------------------------------------------
10. Chemicals                                                   3.20%
--------------------------------------------------------------------------------

New
  AT DELAWARE
--------------------------------------------------------------------------------
It's Tax Time                                 [GRAPHIC OMITTED] e:delivery logo
   AGAIN

Delaware Investments will once again offer instant data entry for tax information. If you use TurboTax(R) to complete your tax returns, you will be able to automatically retrieve your Form 1099-DIV information from Delaware Investments and have your computer enter it directly into your tax return. It's fast and convenient.

Instant data entry is available only to shareholders who have registered for online Account Access and who use TurboTax(R) software to complete their tax returns.

This year, shareholders registered for online Account Access will also get free access to the TurboTax(R) Tax Center. This comprehensive site includes tax tips and helpful information about deductions and completing your tax returns as well as access to IRS forms and publications.

GET READY FOR TAX SEASON. REGISTER FOR ACCOUNT ACCESS TODAY!
Visit www.delawareinvestments.com, select Individual Investor, and click Account Access. If you have questions or need assistance, call the Shareholder Service Center at 800 523-1918 Monday through Friday, 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware Investments is not liable for tax information provided by TurboTax(R). TurboTax(R) is a registered trademark of Intuit Inc.

--------------------------------------------------------------------------------

Delaware
  CORPORATE BOND FUND

Fund Basics
As of January 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$108.05 million
--------------------------------------------------------------------------------
Number of Holdings:
182
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist joined Delaware Investments in 2000. Previously, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group, and as an Analyst in oil/gas investment banking for Dean Witter Reynolds in New York. Mr. Brist is a graduate of Indiana University and a CFA charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DGCAX
Class B  DGCBX
Class C  DGCCX

Fund Performance
Average Annual Total Returns
Through January 31, 2003                                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                                       +6.84%     +11.01%
Including Sales Charge                                       +5.72%      +6.07%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                                       +6.08%     +10.20%
Including Sales Charge                                       +5.80%      +6.20%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                                       +6.08%     +10.19%
Including Sales Charge                                       +6.08%      +9.19%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended January 31, 2003 for Delaware Corporate Bond Fund's Institutional Class were +7.12% and +11.30%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Corporate Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DGCIX

Delaware
  EXTENDED DURATION BOND FUND

Fund Basics
As of January 31, 2003
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide investors with total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$66.30 million
--------------------------------------------------------------------------------
Number of Holdings:
120
--------------------------------------------------------------------------------
Fund Start Date:
September 15, 1998
--------------------------------------------------------------------------------
Your Fund Manager:
Ryan K. Brist
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DEEAX
Class B  DEEBX
Class C  DEECX


Fund Performance
Average Annual Total Returns
Through January 31, 2003                                    Lifetime    One Year
--------------------------------------------------------------------------------
Class A (Est. 9/15/98)
Excluding Sales Charge                                       +7.07%     +12.78%
Including Sales Charge                                       +5.95%      +7.68%
--------------------------------------------------------------------------------
Class B (Est. 9/15/98)
Excluding Sales Charge                                       +6.28%     +11.94%
Including Sales Charge                                       +6.00%      +7.94%
--------------------------------------------------------------------------------
Class C (Est. 9/15/98)
Excluding Sales Charge                                       +6.31%     +11.93%
Including Sales Charge                                       +6.31%     +10.93%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime and one-year periods ended January 31, 2003 for Delaware Extended Duration Bond Fund Institutional Class were +7.33% and +13.08%, respectively. Institutional Class shares were first made available on September 15, 1998 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Extended Duration Bond Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEEIX

Statement                                           Delaware Corporate Bond Fund
  OF NET ASSETS                                     January 31, 2003 (Unaudited)

                                                            Principal    Market
                                                             Amount      Value
Asset-Backed Securities - 0.60%
  Citicorp Mortgage Securities
   6.25% 1/25/32                                          $  300,000  $  282,164
  MBNA Credit Card Master Note Trust
   2001-C3 C3 6.55% 12/15/08                                 260,000     280,107
  Morgan Stanley Dean Witter Capital
   12.75% 10/25/31                                            80,540      82,150
                                                                      ----------
Total Asset-Backed Securities
 (cost $584,642)                                                         644,421
                                                                      ----------
Collateralized Mortgage Obligations - 2.76%
  Commercial Series 00-C1 A1
   7.206% 9/15/08                                             60,463      67,131
  Freddie Mac 6.25% 7/15/32                                  735,000     824,813
  Freddie Mac 2075 Park
   6.25% 8/15/27                                             500,000     523,569
  Government National Mortgage
   Association 2003-5 B
   4.486% 10/16/25                                           250,000     249,727
  GS Mortgage Securities Trust
   2002-WFN 8.25% 10/20/32                                   198,908     196,794
  Merrill Lynch Mortgage Trust
   2002-MW1 J 5.695% 7/12/34                                 130,000     107,159
  Novastar Capital Trust 2002-C1 A
   7.15% 10/25/31                                            160,805     160,805
  Prudential Securities Secured
   Financing 7.388% 5/15/13                                  150,000     123,217
  Salomon Brothers Mortgage
   Securities 1999-C1 J 7.00% 5/18/32                        250,000     189,150
  Sharp 2002-HE2N N 9.50% 10/25/32                           240,215     238,938
  Wachovia Bank Commercial Mortgage
   Trust 2002-C1 H 6.29% 4/15/34                             160,000     140,816
  Wachovia Bank Commercial Mortgage
   Trust 2002-C1 J 6.29% 4/15/34                             180,000     162,684
                                                                      ----------
Total Collateralized Mortgage Obligations
 (cost $2,893,804)                                                     2,984,803
                                                                      ----------
Corporate Bonds - 73.53%
Aerospace & Defense - 1.02%
  Textron 6.375% 11/15/08                                  1,000,000   1,105,764
                                                                      ----------
                                                                       1,105,764
                                                                      ----------
Automobiles & Automotive Parts - 1.17%
  DaimlerChrysler 4.75% 1/15/08                              495,000     493,802
  Ford Motor 7.45% 7/16/31                                   905,000     767,841
 *Venture Holdings Trust 12.00% 6/1/09                        50,000       2,313
                                                                      ----------
                                                                       1,263,956
Banking - 3.50%
  Bank of Hawaii 6.875% 6/1/03                               195,000     198,136
  Compass Bank 6.45% 5/1/09                                  530,000     573,671
  Frost National Bank 6.875% 8/1/11                           15,000      16,147
  PNC Funding 7.50% 11/1/09                                1,240,000   1,442,095
  Regions Financial 6.375% 5/15/12                         1,385,000   1,546,734
                                                                      ----------
                                                                       3,776,783
                                                                      ----------

                                                            Principal    Market
                                                             Amount      Value
Corporate Bonds (continued)
Building & Materials - 0.16%
  York International 6.625% 8/15/06                       $  165,000  $  175,283
                                                                      ----------
                                                                         175,283
                                                                      ----------
Cable, Media & Publishing - 9.25%
  America Media 8.875% 1/15/11                               250,000     257,500
  AOL Time Warner
   5.625% 5/1/05                                             180,000     185,010
   6.75% 4/15/11                                              20,000      20,634
   7.70% 5/1/32                                              700,000     738,796
  CBS 8.625% 8/1/12                                          500,000     624,637
  Comcast 6.50% 1/15/15                                      965,000     969,885
  Continental Cablevision 9.50% 8/1/13                       500,000     569,851
 +Houghton Mifflin 144A 9.875% 2/1/13                        550,000     574,750
  Insight Midwest 9.75% 10/1/09                              250,000     240,625
  Liberty Media
   7.75% 7/15/09                                             685,000     740,743
   8.25% 2/1/30                                              350,000     364,789
  Lodgenet Entertainment
   10.25% 12/15/06                                           275,000     270,875
  PanAmSat 8.50% 2/1/12                                      500,000     487,500
  Scholastic 5.75% 1/15/07                                   475,000     506,340
  Time Warner 8.18% 8/15/07                                  300,000     334,421
  USA Interactive
   6.75% 11/15/05                                            765,000     807,632
   7.00% 1/15/13                                           1,715,000   1,762,189
  Walt Disney 7.00% 3/1/32                                   490,000     537,187
                                                                      ----------
                                                                       9,993,364
                                                                      ----------
Chemicals - 3.33%
  Avery Dennison
   4.875% 1/15/13                                            240,000     241,310
   6.00% 1/15/33                                             260,000     265,286
  IMC Global
   6.55% 1/15/05                                              90,000      87,797
   7.375% 8/1/18                                             300,000     240,601
  Lyondell Chemical 9.875% 5/1/07                            530,000     498,200
  Praxair 6.375% 4/1/12                                    1,200,000   1,333,440
  SOI Funding 11.25% 7/15/09                                 615,000     522,750
  Solutia 6.72% 10/15/37                                      20,000      15,300
  Valspar 6.00% 5/1/07                                       370,000     390,077
                                                                      ----------
                                                                       3,594,761
                                                                      ----------
Consumer Products - 1.54%
  American Greetings
   6.10% 8/1/28                                              435,000     408,900
   11.75% 7/15/08                                            170,000     189,550
  Fortune Brands 7.125% 11/1/04                              405,000     437,773
  Maytag 6.875% 12/1/06                                      570,000     625,573
                                                                      ----------
                                                                       1,661,796
                                                                      ----------
Electronics & Electrical Equipment - 1.02%
 +AMI Semiconductor 144A
   10.75% 2/1/13                                             225,000     225,000
  Avnet 9.75% 2/15/08                                        470,000     470,000
  Johnson Controls 5.00% 11/15/06                            385,000     405,198
                                                                      ----------
                                                                       1,100,198
                                                                      ----------

Statement                                           Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)

                                                            Principal    Market
                                                             Amount      Value
Corporate Bonds (continued)
Energy - 10.15%
  Amerada Hess 7.30% 8/15/31                              $1,035,000    $1,089,645
  Kinder Morgan Energy Partners
   7.75% 3/15/32                                             700,000       805,993
   8.00% 3/15/05                                             500,000       551,368
  Marathon Oil 5.375% 6/1/07                                 280,000       294,162
  Nabors Industries 6.80% 4/15/04                            355,000       372,904
  National Fuel Gas 7.30% 2/18/03                            210,000       210,388
  Northern Border Pipeline
   6.25% 5/1/07                                              545,000       576,327
  Oneok 7.75% 8/15/06                                        955,000     1,049,078
  Premcor Refining 9.50% 2/1/13                              890,000       896,675
  Tennessee Gas Pipeline
   8.375% 6/15/32                                          1,040,000       938,840
 +Transcontinental Gas Pipeline 144A
   8.875% 7/15/12                                          1,420,000     1,483,900
  Transocean 6.75% 4/15/05                                   625,000       672,939
  USX
   9.125% 1/15/13                                            600,000       765,664
   9.375% 2/15/12                                            430,000       545,372
  Valero Energy 6.125% 4/15/07                               355,000       365,223
  Western Atlas 7.875% 6/15/04                               235,000       251,841
  Williams Series A 7.50% 1/15/31                            135,000        94,500
                                                                       -----------
                                                                        10,964,819
                                                                       -----------
Environmental Services - 0.64%
 +Casella Waste Systems 144A
   9.75% 2/1/13                                              675,000       691,875
                                                                       -----------
                                                                           691,875
                                                                       -----------
Finance - 14.63%
  Bear Stearns 4.00% 1/31/08                                 520,000       519,381
  Citigroup
   3.50% 2/1/08                                              345,000       342,094
   6.625% 6/15/32                                            655,000       730,220
  Credit Suisse First Boston USA
   4.625% 1/15/08                                            500,000       508,131
   5.75% 4/15/07                                             200,000       213,525
   7.125% 7/15/32                                          1,020,000     1,112,371
 +Erac USA Finance 144A 7.35% 6/15/08                      1,105,000     1,240,788
  Ford Motor Credit
   6.875% 2/1/06                                             785,000       791,906
   7.875% 6/15/10                                            340,000       338,607
  General Electric Capital 5.45% 1/15/13                   1,990,000     2,041,464
  General Motors Acceptance
   6.875% 8/28/12                                          1,515,000     1,460,936
   8.00% 11/1/31                                           1,720,000     1,701,539
  Goldman Sachs 5.50% 11/15/14                             1,300,000     1,318,162
  Janus Capital 7.00% 11/1/06                                205,000       206,495
  Morgan Stanley 6.60% 4/1/12                              1,255,000     1,386,086
  National Rural Utilities 3.875% 2/15/08                    885,000       881,832
 +PSEG Capital 144A 6.25% 5/15/03                            450,000       455,218
  Travelers Capital III 7.625% 12/1/36                       500,000       556,431
                                                                       -----------
                                                                        15,805,186
                                                                       -----------

                                                            Principal    Market
                                                             Amount      Value
Corporate Bonds (continued)
Food, Beverage & Tobacco - 3.88%
  Delhaize America
   8.125% 4/15/11                                         $  470,000   $   457,880
   9.00% 4/15/31                                             210,000       195,868
  Di Giorgio 10.00% 6/15/07                                  325,000       323,375
  Kraft Foods 5.25% 6/1/07                                   250,000       267,966
  National Wine & Spirits
   10.125% 1/15/09                                           125,000       115,625
  Perkins Family Restaurants
   10.125% 12/15/07                                          200,000       181,250
  UST
   6.625% 7/15/12                                            615,000       669,903
   8.80% 3/15/05                                             595,000       661,009
  Wendy's International
   6.20% 6/15/14                                              25,000        27,449
   6.25% 11/15/11                                            775,000       845,667
   6.35% 12/15/05                                            405,000       441,203
                                                                       -----------
                                                                         4,187,195
                                                                       -----------
Insurance - 5.40%
 +AON 144A 7.375% 12/14/12                                 1,250,000     1,310,899
  ASIF Global Financing 4.90% 1/17/13                        850,000       848,488
  Fairfax Financial Holdings
   7.75% 12/15/03                                          1,315,000     1,237,460
  Farmers Insurance Exchange
   8.625% 5/1/24                                             710,000       550,162
  RenaissanceRe Holdings
   5.875% 2/15/13                                            525,000       526,052
 +Zurich Capital Trust I 144A
   8.376% 6/1/37                                           1,445,000     1,360,980
                                                                       -----------
                                                                         5,834,041
                                                                       -----------
Metals & Mining - 1.13%
  Newmont Gold 8.91% 1/5/09                                  174,070       200,140
  Newmont Mining 8.625% 5/15/11                              525,000       608,044
  Oregon Steel Mills 10.00% 7/15/09                          420,000       403,200
  Phelps Dodge 9.50% 6/1/31                                   10,000        10,397
                                                                       -----------
                                                                         1,221,781
                                                                       -----------
Packaging & Containers - 0.36%
  AEP Industries 9.875% 11/15/07                               5,000         4,525
  Portola Packaging 10.75% 10/1/05                           375,000       384,375
                                                                       -----------
                                                                           388,900
                                                                       -----------
Paper & Forest Products - 0.35%
  Fort James 6.625% 9/15/04                                  385,000       383,075
                                                                       -----------
                                                                           383,075
                                                                       -----------
Retail - 1.34%
 +Central Garden & Pet 144A
   9.125% 2/1/13                                             115,000       119,025
   J Crew 13.125% 10/15/08                                   600,000       453,000
  Kohls 6.30% 3/1/11                                         480,000       527,189
  Lowe's 7.50% 12/15/05                                      310,000       351,095
                                                                       -----------
                                                                         1,450,309
                                                                       -----------

Statement                                           Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)

                                                            Principal      Market
                                                             Amount        Value
Corporate Bonds (continued)
Telecommunications - 2.90%
  AT&T 6.50% 11/15/06                                     $  430,000   $   457,312
  AT&T Wireless Service 7.875% 3/1/11                        225,000       233,291
  Citizens Communications
   6.375% 8/15/04                                            680,000       707,447
  Intelsat 7.625% 4/15/12                                    250,000       252,751
  Sprint Capital
   6.375% 5/1/09                                             320,000       283,200
   6.875% 11/15/28                                           880,000       686,400
  Verizon Wireless Capital
   5.375% 12/15/06                                           490,000       515,184
                                                                       -----------
                                                                         3,135,585
                                                                       -----------
Transportation & Shipping - 1.04%
  American Airlines 6.817% 5/23/11                           650,000       539,494
  Delta Air Lines 7.299% 9/18/06                             730,000       583,408
                                                                       -----------
                                                                         1,122,902
                                                                       -----------
Utilities - 10.72%
  Atmos Energy 5.125% 1/15/13                                265,000       268,641
  Avista
   7.75% 1/1/07                                              295,000       308,173
   9.75% 6/1/08                                            1,310,000     1,347,688
  Carolina Power & Light 6.50% 7/15/12                       355,000       391,731
  Colorado Interstate Gas
   10.00% 6/15/05                                            315,000       324,139
  Consumers Energy 6.00% 3/15/05                             255,000       252,685
  Detroit Edison 5.05% 10/1/05                               615,000       648,887
  Florida Power 8.00% 12/1/22                              1,010,000     1,053,551
  Great Lakes Power 9.00% 8/1/04                             150,000       158,540
 +Illinois Power 144A 11.50% 12/15/10                       565,000        562,175
  Mirant Americas Generation
   8.30% 5/1/11                                              575,000       347,875
 +Nevada Power 144A 10.875% 10/15/09                          95,000        99,275
  Nisource Finance 7.50% 11/15/03                            190,000       193,997
 +Northern States Power 144A
   8.00% 8/28/12                                             735,000       849,045
  Oncor Electric Delivery 7.25% 1/15/33                      825,000       842,685
  PSEG Energy Holdings 8.625% 2/15/08                        465,000       442,276
  PSEG Power 6.875% 4/15/06                                    5,000         5,383
  Public Service Company of Colorado
   6.00% 4/15/03                                             410,000       411,801
 +Public Service Company of
   Colorado 144A 7.875% 10/1/12                              740,000       843,111
  Sempra Energy
   6.00% 2/1/13                                              650,000       653,143
   6.80% 7/1/04                                              360,000       376,015
  Southern Capital Funding 5.30% 2/1/07                      740,000       777,497
  TXU US Holdings 7.875% 3/1/23                              410,000       425,256
  Xcel Energy 7.00% 12/1/10                                    5,000         4,525
                                                                       -----------
                                                                        11,588,094
                                                                       -----------
Total Corporate Bonds
 (cost $76,370,080)                                                     79,445,667
                                                                       -----------


                                                            Principal    Market
                                                             Amount      Value
Foreign Bonds - 13.04%
Argentina - 0.56%
  YPF 8.00% 2/15/04                                       $  620,000   $   606,050
                                                                       -----------
                                                                           606,050
                                                                       -----------
Australia - 1.40%
  Newmont Yandal Operations
   8.875% 4/1/08                                           1,515,000     1,515,000
                                                                       -----------
                                                                         1,515,000
                                                                       -----------
Canada - 0.14%
  Ainsworth Lumber 13.875% 7/15/07                           140,000       152,075
                                                                       -----------
                                                                           152,075
                                                                       -----------
Chile - 0.57%
  Republic of Chile 5.50% 1/15/13                            615,000       610,911
                                                                       -----------
                                                                           610,911
                                                                       -----------
Colombia - 1.22%
  Republic of Colombia
   9.75% 4/9/11                                              302,677       306,460
   10.00% 1/23/12                                            505,000       488,588
   10.75% 1/15/13                                            520,000       517,920
                                                                       -----------
                                                                         1,312,968
                                                                       -----------
Ecuador - 1.12%
**Republic of Ecuador 5.00% 8/15/30                        2,580,000     1,206,764
                                                                       -----------
                                                                         1,206,764
                                                                       -----------
France - 1.11%
  France Telecom 8.50% 3/1/31                                980,000     1,195,216
                                                                       -----------
                                                                         1,195,216
                                                                       -----------
Luxembourg - 0.42%
  Tyco International 6.375% 10/15/11                         480,000       448,800
                                                                       -----------
                                                                           448,800
                                                                       -----------
Mexico - 2.03%
  United Mexican States
   6.375% 1/16/13                                          1,390,000     1,361,505
   8.30% 8/15/31                                             825,000       844,800
                                                                       -----------
                                                                         2,206,305
                                                                       -----------
United Kingdom - 0.29%
  XL Capital Europe 6.50% 1/15/12                            285,000       309,042
                                                                       -----------
                                                                           309,042
                                                                       -----------
Peru - 0.35%
  Republic of Peru 4.00% 3/7/17                              525,000       376,437
                                                                       -----------
                                                                           376,437
                                                                       -----------
Portugal - 0.70%
  Republic of Panama 8.875% 9/30/27                          750,000       759,375
                                                                       -----------
                                                                           759,375
                                                                       -----------
Singapore - 0.52%
 +Singapore Telecommunications 144A
   6.375% 12/1/11                                              5,000         5,378
   7.375% 12/1/31                                            500,000       559,420
                                                                       -----------
                                                                           564,798
                                                                       -----------

Statement                                           Delaware Corporate Bond Fund
  OF NET ASSETS (CONTINUED)

                                                            Principal    Market
                                                             Amount      Value
Foreign Bonds (continued)
Turkey - 1.43%
  Republic of Turkey 11.875% 1/15/30                      $1,500,000  $  1,554,375
                                                                      ------------
                                                                         1,554,375
                                                                      ------------
Venezuela - 1.18%
  Republic of Venezuela 9.25% 9/15/27                      2,000,000     1,270,000
                                                                      ------------
                                                                         1,270,000
                                                                      ------------
Total Foreign Bonds (cost $13,888,294)                                  14,088,116
                                                                      ------------
U.S. Treasury Obligations - 5.84%
  U.S. Treasury Bond
   5.375% 2/15/31                                          1,745,000     1,885,214
  U.S. Treasury Note
   1.75% 12/31/04                                            365,000       365,599
   3.00% 11/15/07                                            345,000       345,768
   4.00% 11/15/12                                          3,705,000     3,712,529
                                                                      ------------
                                                                         6,309,110
                                                                      ------------
Total U.S. Treasury Obligations
 (cost $6,264,238)                                                       6,309,110
                                                                      ------------
                                                           Number of
                                                             Shares
Preferred Stock - 1.14%
Telecommunications - 1.14%
  Centaur Funding 9.08%                                        1,200     1,230,750
                                                                      ------------
Total Preferred Stock (cost $1,142,786)                                  1,230,750
                                                                      ------------
Warrant - 0.00%
 +Solutia Warrants                                               615             6
                                                                      ------------
Total Warrant (cost $52,353)                                                     6
                                                                      ------------
                                                           Principal
                                                             Amount
Bank Debt - 1.00%
  Centerpoint Energy Bank Loan
   12.75% 11/12/05                                        $1,000,000     1,085,000
                                                                      ------------
Total Bank Debt (cost $1,057,500)                                        1,085,000
                                                                      ------------
Repurchase Agreements - 0.88%
 With BNP Paribas 1.26% 2/3/03
  (dated 1/31/03, collateralized
  by $380,000 U.S. Treasury Bills
  due 7/24/03, market
  value $377,741)                                            370,300       370,300
 With J. P. Morgan Securities
  1.25% 2/3/03 (dated 1/31/03,
  collateralized by $193,000
  U.S. Treasury Notes 7.875%
  due 11/15/04, market
  value $217,892)                                            213,400       213,400



                                                            Principal    Market
                                                             Amount      Value
Repurchase Agreements (continued)
 With UBS Warburg 1.27% 2/3/03
  (dated 1/31/03, collateralized by
  $370,000 U.S. Treasury Notes
  4.625% due 2/28/03, market
  value $377,859)                                           $370,300  $    370,300
                                                                      ------------
Total Repurchase Agreements
 (cost $954,000)                                                           954,000
                                                                      ------------
Total Market Value of Securities - 98.79%
 (cost $103,207,697)                                                   106,741,873
Receivables and Other Assets
 Net of Liabilities - 1.21%                                              1,308,971
                                                                      ------------
Net Assets Applicable to 19,412,853 Shares
 Outstanding - 100.00%                                                $108,050,844
                                                                      ============

Net Asset Value - Delaware Corporate Bond Fund
 Class A ($22,267,446 / 4,000,524 Shares)                                    $5.57
                                                                             -----
Net Asset Value - Delaware Corporate Bond Fund
 Class B ($14,109,376 / 2,534,950 Shares)                                    $5.57
                                                                             -----
Net Asset Value - Delaware Corporate Bond Fund
 Class C ($9,696,817 / 1,742,017 Shares)                                     $5.57
                                                                             -----
Net Asset Value - Delaware Corporate Bond Fund
 Institutional Class
 ($61,977,205 / 11,135,362 Shares)                                           $5.57
                                                                             -----
Components of Net Assets at January 31, 2003:
Shares of beneficial interest
 (unlimited authorization - no par)                                   $106,854,651
Undistributed net investment income                                        105,731
Accumulated net realized loss on investments                            (2,443,714)
Net unrealized appreciation of investments                               3,534,176
                                                                      ------------
Total net assets                                                      $108,050,844
                                                                      ============

 *Non-income producing security.  Security is currently in default.
**Zero coupon bond. The interest rate shown is the step-up rate.
 +Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share
 Delaware Corporate Bond Fund
Net asset value Class A (A)                                                  $5.57
Sales charge (4.50% of offering price, or 4.67% of
 amount invested per share) (B)                                               0.26
                                                                             -----
Offering Price                                                               $5.83
                                                                             =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                Delaware Extended Duration Bond Fund
  OF NET ASSETS                          January 31, 2003 (Unaudited)

                                                            Principal       Market
                                                             Amount         Value
Collateralized Mortgage Obligations - 2.51%
  Freddie Mac 6.25% 7/15/32                               $3,645,000   $   723,816
  Government National Mortgage
   Association 2003-5 B
   4.486% 10/16/25                                           160,000       159,825
  GS Mortgage Securities Trust 2002-WFN
   8.25% 10/20/32                                            132,605       131,196
  Merrill Lynch Mortgage Trust
   2002-MW1 J 5.695% 7/12/34                                 110,000        90,673
  Novastar Capital Trust 2002-C1 A
   7.15% 9/25/31                                             107,204       107,204
  Salomon Brothers Mortgage
   Securities 1999-C1 J 7.00% 5/18/32                        155,000       117,273
  Sharp 2002-HE2N N 9.50% 10/25/32                           158,785       157,942
  Wachovia Bank Commercial Mortgage
   Trust 2002-C1 H 6.29% 4/15/34                              80,000        70,408
  Wachovia Bank Commercial Mortgage
   Trust 2002-C1 J 6.29% 4/15/34                             115,000       103,937
                                                                       -----------
Total Collateralized Mortgage
 Obligations (cost $1,619,624)                                           1,662,274
                                                                       -----------
Corporate Bonds - 75.52%
Aerospace & Defense - 2.65%
  Boeing Company 8.75% 9/15/31                               500,000       651,244
  Textron 6.375% 11/15/08                                  1,000,000     1,105,764
                                                                       -----------
                                                                         1,757,008
                                                                       -----------
Automobiles & Automotive Parts - 2.58%
  Ford Motor 7.45% 7/16/31                                 2,010,000     1,705,373
 *Venture Holdings Trust 12.00% 6/1/09                        45,000         2,081
                                                                       -----------
                                                                         1,707,454
                                                                       -----------
Banking - 4.01%
  Compass Bank 6.45% 5/1/09                                  330,000       357,192
  PNC Funding 7.50% 11/1/09                                  965,000     1,122,276
  Regions Financial 6.375% 5/15/12                         1,055,000     1,178,197
                                                                       -----------
                                                                         2,657,665
                                                                       -----------
Cable, Media & Publishing - 10.96%
  America Media 8.875% 1/15/11                               150,000       154,500
  AOL Time Warner 7.70% 5/1/32                               600,000       633,254
  CBS 8.625% 8/1/12                                          500,000       624,637
  Comcast 6.50% 1/15/15                                      605,000       608,063
 +Houghton Mifflin 144A 9.875% 2/1/13                       350,000        365,750
  Insight Midwest 9.75% 10/1/09                              175,000       168,438
  Liberty Media 8.25% 2/1/30                               1,215,000     1,266,339
  Lodgenet Entertainment
   10.25% 12/15/06                                           175,000       172,375
  PanAmSat 8.50% 2/1/12                                      125,000       121,875
  USA Interactive
   6.75% 11/15/05                                            455,000       480,356
   7.00% 1/15/13                                           1,060,000     1,089,166
  Viacom 7.875% 7/30/30                                      875,000     1,077,368
  Walt Disney 7.00% 3/1/32                                   465,000       509,780
                                                                       -----------
                                                                         7,271,901
                                                                       -----------

                                                            Principal    Market
                                                             Amount      Value
Corporate Bonds (continued)
Chemicals - 3.20%
  Avery Dennison
   4.875% 1/15/13                                           $155,000    $  155,846
   6.00% 1/15/33                                             165,000       168,355
  IMC Global 7.375% 8/1/18                                   200,000       160,400
  Lyondell Chemical 9.875% 5/1/07                            355,000       333,700
  Praxair 6.375% 4/1/12                                      750,000       833,400
  SOI Funding 11.25% 7/15/09                                 550,000       467,500
                                                                       -----------
                                                                         2,119,201
                                                                       -----------
Consumer Products - 0.84%
  American Greetings
   6.10% 8/1/28                                              390,000       366,600
   11.75% 7/15/08                                            170,000       189,550
                                                                       -----------
                                                                           556,150
                                                                       -----------
Electronics & Electrical Equipment - 0.66%
 +AMI Semiconductor 144A 10.75% 2/1/13                       145,000       145,000
  Avnet 9.75% 2/15/08                                        290,000       290,000
                                                                       -----------
                                                                           435,000
                                                                       -----------
Energy - 5.21%
  Amerada Hess 7.30% 8/15/31                                 640,000       673,790
  Kinder Morgan Energy Partners
   7.75% 3/15/32                                             400,000       460,568
  Premcor Refining 9.50% 2/1/13                              560,000       564,200
  Tennessee Gas Pipeline
   8.375% 6/15/32                                            540,000       487,475
 +Transcontinental Gas Pipeline 144A
   8.875% 7/15/12                                          1,170,000     1,222,649
  Williams Series A 7.50% 1/15/31                             70,000        49,000
                                                                       -----------
                                                                         3,457,682
                                                                       -----------
Environmental Services - 0.63%
 +Casella Waste Systems 144A
   9.75% 2/1/13                                              405,000       415,125
                                                                       -----------
                                                                           415,125
                                                                       -----------
Finance - 15.61%
  Bear Stearns 4.00% 1/31/08                                 325,000       324,613
  Citigroup 6.875% 2/15/98                                   750,000       838,793
  Credit Suisse First Boston USA
   7.125% 7/15/32                                          1,100,000     1,199,616
 +Erac USA Finance 144A
   7.35% 6/15/08                                           1,035,000     1,162,186
  General Electric Capital 5.45% 1/15/13                   1,240,000     1,272,068
  General Motors Acceptance
   8.00% 11/1/31                                           2,700,000     2,671,018
  Goldman Sachs 5.50% 11/15/14                               875,000       887,225
  Morgan Stanley Dean Witter 7.25% 4/1/32                    690,000       794,828
  Travelers Capital III 7.625% 12/1/36                     1,081,000     1,203,003
                                                                       -----------
                                                                        10,353,350
                                                                       -----------

Statement                                   Delaware Extended Duration Bond Fund
  OF NET ASSETS (continued)

                                                            Principal     Market
                                                             Amount        Value
Corporate Bonds (continued)
Food, Beverage & Tobacco - 3.92%
  Delhaize America
   8.125% 4/15/11                                          $ 205,000   $   199,713
   9.00% 4/15/31                                             270,000       251,831
  Di Giorgio 10.00% 6/15/07                                  215,000       213,925
  National Wine & Spirits
   10.125% 1/15/09                                           100,000        92,500
  Perkins Family Restaurants
   10.125% 12/15/07                                          125,000       113,281
  UST 6.625% 7/15/12                                         835,000       909,544
  Wendy's International 6.25% 11/15/11                       750,000       818,388
                                                                       -----------
                                                                         2,599,182
                                                                       -----------
Insurance - 4.52%
  American RE 7.45% 12/15/26                                 155,000       160,810
 +AON 144A 7.375% 12/14/12                                   770,000       807,514
  ASIF Global Financing 4.90% 1/17/13                        520,000       519,075
  Farmers Insurance Exchange
   8.625% 5/1/24                                             435,000       337,071
  RenaissanceRe Holdings
   5.875% 2/15/13                                            330,000       330,661
 +Zurich Capital Trust I 144A
   8.376% 6/1/37                                             890,000       838,251
                                                                       -----------
                                                                         2,993,382
                                                                       -----------
Metals & Mining - 3.38%
  Newmont Mining 8.625% 5/15/11                              325,000       376,408
  Oregon Steel Mills 10.00% 7/15/09                          345,000       331,200
  Phelps Dodge 9.50% 6/1/31                                  500,000       519,829
  USX 9.375% 5/15/22                                         775,000     1,010,063
                                                                       -----------
                                                                         2,237,500
                                                                       -----------
Miscellaneous - 1.21%
 +Science Applications International 144A
   7.125% 7/1/32                                             750,000       803,310
                                                                       -----------
                                                                           803,310
                                                                       -----------
Packaging & Containers - 0.36%
  Portola Packaging 10.75% 10/1/05                           235,000       240,875
                                                                       -----------
                                                                           240,875
                                                                       -----------
Retail - 0.79%
 +Central Garden & Pet 144A
   9.125% 2/1/13                                              70,000        72,450
   J Crew 13.125% 10/15/08                                   600,000       453,000
                                                                       -----------
                                                                           525,450
                                                                       -----------

                                                            Principal    Market
                                                             Amount      Value
Corporate Bonds (continued)
Telecommunications - 4.95%
  AT&T Wireless Services 8.75% 3/1/31                     $  940,000   $   973,653
  Citizens Communications
   9.00% 8/15/31                                           1,000,000     1,174,140
  Intelsat 7.625% 4/15/12                                    170,000       171,871
  Sprint Capital
   6.375% 5/1/09                                             205,000       181,425
   6.875% 11/15/28                                           590,000       460,200
  Verizon Wireless Capital
   5.375% 12/15/06                                           305,000       320,675
                                                                       -----------
                                                                         3,281,964
                                                                       -----------
Transportation & Shipping - 0.71%
  American Airlines 6.817% 5/23/11                           565,000       468,945
                                                                       -----------
                                                                           468,945
                                                                       -----------
Utilities - 9.33%
  Atmos Energy 5.125% 1/15/13                                165,000       167,267
  Avista 9.75% 6/1/08                                        875,000       900,172
  Carolina Power & Light 6.50% 7/15/12                       305,000       336,558
  Colorado Interstate Gas 10.00% 6/15/05                     235,000       241,818
  Florida Power 8.00% 12/1/22                              1,000,000     1,043,118
 +Illinois Power 144A 11.50% 12/15/10                        360,000       358,200
  Mirant Americas Generation 8.30% 5/1/11                    365,000       220,825
 +Nevada Power 144A 10.875% 10/15/09                          60,000        62,700
 +Northern States Power 144A
   8.00% 8/28/12                                             545,000       629,564
  Oncor Electric Delivery 7.25% 1/15/33                      525,000       536,254
  PSEG Energy Holdings 8.625% 2/15/08                        130,000       123,647
  Public Service Company of Colorado
   6.00% 4/15/03                                             285,000       286,252
 +Public Service Company of
   Colorado 144A 7.875% 10/1/12                              515,000       586,760
  Sempra Energy 6.00% 2/1/13                                 410,000       411,983
  TXU US Holdings 7.875% 3/1/23                              275,000       285,233
                                                                       -----------
                                                                         6,190,351
                                                                       -----------
Total Corporate Bonds (cost $47,808,412)                                50,071,495
                                                                       -----------


Statement                                   Delaware Extended Duration Bond Fund
  OF NET ASSETS (continued)

                                                            Principal     Market
                                                             Amount        Value
Foreign Bonds - 14.36%
Argentina - 0.32%
  YPF 8.00% 2/15/04                                       $  215,000    $  210,163
                                                                        ----------
                                                                           210,163
                                                                        ----------
Australia - 1.41%
  Newmont Yandal Operations
   8.875% 4/1/08                                             935,000       935,000
                                                                        ----------
                                                                           935,000
                                                                        ----------
Canada - 1.70%
  Ainsworth Lumber 13.875% 7/15/07                            75,000        81,469
  Hydro Quebec 8.50% 12/1/29                                 750,000     1,040,681
                                                                        ----------
                                                                         1,122,150
                                                                        ----------
Chile - 0.25%
  Republic of Chile 5.50% 1/15/13                            170,000       168,870
                                                                        ----------
                                                                           168,870
                                                                        ----------
Columbia - 1.23%
  Republic of Columbia
   10.00% 1/23/12                                            805,000       778,838
   10.75% 1/15/13                                             40,000        39,840
                                                                        ----------
                                                                           818,678
                                                                        ----------
Ecuador - 0.85%
**Republic of Ecuador 5.00% 8/15/30                        1,200,000       561,286
                                                                        ----------
                                                                           561,286
                                                                        ----------
France - 1.57%
  France Telecom 8.50% 3/1/31                                855,000     1,042,764
                                                                        ----------
                                                                         1,042,764
                                                                        ----------
Great Britain - 0.42%
  XL Capital Europe 6.50% 1/15/12                            255,000       276,511
                                                                        ----------
                                                                           276,511
                                                                        ----------
Luxembourg - 0.75%
  Tyco International 6.875% 1/15/29                          555,000       494,505
                                                                        ----------
                                                                           494,505
                                                                        ----------
Mexico - 1.29%
  United Mexican States 6.375% 1/16/13                       875,000       857,063
                                                                        ----------
                                                                           857,063
                                                                        ----------
Peru - 0.37%
  Republic of Peru 4.00% 3/7/17                              340,000       243,788
                                                                        ----------
                                                                           243,788
                                                                        ----------
Singapore - 1.60%
 +Singapor Telecommunications 144A
   7.375% 12/1/31                                            950,000     1,062,897
                                                                        ----------
                                                                         1,062,897
                                                                        ----------

                                                            Principal    Market
                                                             Amount      Value
Foreign Bonds (continued)
Turkey - 1.46%
  Republic of Turkey 11.875% 1/15/30                       $ 935,000    $  968,894
                                                                        ----------
                                                                           968,894
                                                                        ----------
Venezuela - 1.14%
  Republic of Venezuela 9.25% 9/15/27                      1,190,000       755,650
                                                                        ----------
                                                                           755,650
                                                                        ----------
Total Foreign Bonds (cost $9,109,034)                                    9,518,219
                                                                        ----------
U.S. Treasury Obligations - 3.17%
U.S. Treasury Bond
***5.25% 11/15/28                                            350,000       362,715
   5.375% 2/15/31                                          1,325,000     1,431,466
  U.S. Treasury Note 4.00% 11/15/12                          310,000       310,630
                                                                        ----------
                                                                         2,104,811
                                                                        ----------
Total U.S. Treasury Obligations
 (cost $2,081,667)                                                       2,104,811
                                                                        ----------
                                                            Number of
                                                              Shares
Preferred Stock - 1.55%
  Centaur Funding                                              1,000     1,025,625
                                                                        ----------
  Total Preferred Stock (cost $1,046,615)                                1,025,625
                                                                        ----------
Warrant - 0.00%
 +Solutia Warrants                                               550             6
                                                                        ----------
Total Warrant (cost $46,787)                                                     6
                                                                        ----------
                                                           Principal
                                                            Amount
Bank Debt - 1.64%
  Centerpoint Energy Bank Loan
   12.75% 11/12/05                                        $1,000,000     1,085,000
                                                                        ----------
Total Bank Debt (cost $1,057,500)                                        1,085,000
                                                                        ----------

Repurchase Agreements - 0.29%
 With BNP Paribas 1.26% 2/3/03
  (dated 1/31/03, collateralized
  by $76,000 U.S. Treasury Bills
  due 7/24/03, market
  value $75,627).                                             74,100        74,100
 With J. P. Morgan Securities
  1.25% 2/3/03 (dated 1/31/03,
  collateralized by $38,000
  U.S. Treasury Notes 7.875% due
  11/15/04, market value $43,624).                            42,700        42,700
 With UBS Warburg 1.27% 2/3/03
  (dated 1/31/03, collateralized by
  $74,000 U.S. Treasury Notes 4.625%
  due 2/28/03, market value $75,651).                         74,200        74,200
                                                                        ----------
Total Repurchase Agreements
 (cost $191,000)                                                           191,000
                                                                        ----------

Statement                                   Delaware Extended Duration Bond Fund
  OF NET ASSETS (continued)

                                                            Principal    Market
                                                             Amount      Value
Total Market Value of Securities - 99.04%
 (cost $62,960,639)                                                     65,658,430
Receivables and Other Assets
 Net of Liabilities - 0.96%                                                636,668
                                                                       -----------
Net Assets Applicable to 11,969,596 Shares
 Outstanding - 100.00%                                                 $66,295,098
                                                                       ===========

Net Asset Value - Delaware Extended Duration
 Bond Fund Class A ($6,551,010 / 1,182,779 Shares)                           $5.54
                                                                             -----
Net Asset Value - Delaware Extended Duration
 Bond Fund Class B ($4,238,597 / 765,271 Shares)                             $5.54
                                                                             -----
Net Asset Value - Delaware Extended Duration
 Bond Fund Class C ($2,721,321 / 491,331 Shares)                             $5.54
                                                                             -----
Net Asset Value - Delaware Extended Duration
 Bond Fund Institutional Class
 ($52,784,170 / 9,530,215 Shares)                                            $5.54
                                                                             -----

Components of Net Assets at January 31, 2003:
Shares of beneficial interest (unlimited
 authorization - no par)                                               $66,249,794
Undistributed net investment income                                         47,522
Accumulated net realized loss on investments                            (2,700,009)
Net unrealized appreciation of investments                               2,697,791
                                                                       -----------
Total net assets                                                       $66,295,098
                                                                       ===========

  *Non-income producing security. Security is currently in default.
 **Zero coupon bond. The interest rate shown is the step-up rate.
***Fully or partially pledged as collateral for financial futures contracts.
  +Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 8 in "Notes to Financial Statements".

Net Asset Value and Offering Price per Share -
 Delaware Extended Duration Bond Fund
Net asset value Class A (A)                                                  $5.54
Sales charge (4.50% of offering price, or 4.69% of
 amount invested per share) (B)                                               0.26
                                                                             -----
Offering Price                                                               $5.80
                                                                             =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

 See accompanying notes

Statement                                Delaware Corporate Bond Fund
  OF ASSETS AND LIABILITIES              Delaware Extended Duration Bond Fund
                                         January 31, 2003 (Unaudited)

                                                          Delaware       Delaware
                                                         Corporate   Extended Duration
                                                         Bond Fund      Bond Fund

Assets:
 Cash                                                   $    321,028   $    68,309
 Investments at market (cost $103,207,697
  and $62,960,639 respectively)                          106,741,873    65,658,430
 Marked to market on futures                                      --         9,375
 Receivables for securities sold                          10,216,345     4,757,505
 Interest receivable                                       1,575,309       930,938
 Subscriptions receivable                                    613,322       222,278
 Receivable from DMC                                          48,225         6,000
                                                        ------------   -----------
 Total assets                                            119,516,102    71,652,835
                                                        ------------   -----------

Liabilities:
 Payables for securities purchased                        11,038,311     4,947,496
 Accrued expenses payable                                    163,409       118,398
 Liquidations payable                                         96,228       175,811
 Distributions payable                                       167,310       116,032
                                                        ------------   -----------
 Total liabilities                                        11,465,258     5,357,737
                                                        ------------   -----------

Total Net Assets                                        $108,050,844   $66,295,098
                                                        ============   ===========

See accompanying notes


Statement                                  Delaware Corporate Bond Fund
  OF OPERATIONS                            Delaware Extended Duration Bond Fund
                                           January 31, 2003 (Unaudited)

                                                          Delaware       Delaware
                                                          Corporate   Extended Duration
                                                          Bond Fund      Bond Fund
Investment Income:
 Interest                                                 $3,661,591    $2,641,607
 Dividends                                                    11,350        45,400
                                                          ----------    ----------
                                                           3,672,941     2,687,007
                                                          ----------    ----------

Expenses:
 Management fees                                             249,110       182,069
 Distribution expense - Class A                               29,326         7,987
 Distribution expense - Class B                               66,004        18,511
 Distribution expense - Class C                               37,723         9,141
 Dividend disbursing and transfer agent fees
  and expenses                                               185,224        63,560
 Reports and statements to shareholders                       26,335           500
 Registration fees                                            24,000        20,750
 Accounting and administration fees                           22,514        14,959
 Professional fees                                             7,450         5,600
 Custodian fees                                                7,282         5,387
 Trustees' fees                                                3,083         2,300

 Other                                                        38,688        46,791
                                                          ----------    ----------
                                                             698,339       377,555
 Less expenses absorbed or waived by manager                (288,047)     (159,000)
 Less expenses absorbed or waived by distribution             (3,571)         (990)
 Less expenses paid indirectly                                (2,137)         (817)
                                                          ----------    ----------
Total expenses                                               402,984       216,748
                                                          ----------    ----------

Net Investment Income                                      3,269,957     2,470,259
                                                          ----------    ----------

Net Realized and Unrealized Gain on Investments:
 Net realized gain on:
 Investments                                               1,096,980     1,310,421
 Futures contracts                                                --       124,216
 Net realized gain on investments and futures
  contracts                                                1,096,980     1,434,637
                                                          ----------    ----------
 Net change in unrealized appreciation/depreciation
  of investments                                           5,060,525     4,415,256
                                                          ----------    ----------
 Net Realized and Unrealized Gain on Investments           6,157,505     5,849,893
                                                          ----------    ----------

Net Increase in Net Assets Resulting from Operations      $9,427,462    $8,320,152
                                                          ==========    ==========
See accompanying notes


Statements                               Delaware Corporate Bond Fund
  OF CHANGES IN NET ASSETS               Delaware Extended Duration Bond Fund

                                                             Delaware Corporate        Delaware Extended Duration
                                                                 Bond Fund                     Bond Fund

                                                        Six Months                    Six Months
                                                          Ended        Year Ended        Ended       Year Ended
                                                         1/31/03         7/31/02        1/31/03        7/31/02
                                                       (Unaudited)                    (Unaudited)
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                  $3,269,957     $5,148,071      $2,470,259     $5,101,565
 Net realized gain on investments                        1,096,980      1,090,086       1,434,637        960,545
 Net change in unrealized appreciation/depreciation
  of investments                                         5,060,525     (3,395,125)      4,415,256     (3,848,781)
                                                      ----------------------------------------------------------
 Net increase in net assets resulting from operations    9,427,462      2,843,032       8,320,152      2,213,329
                                                      ----------------------------------------------------------

Dividends and Distributions to Shareholders from:
 Net investment income:
  Class A                                                 (670,737)      (725,537)       (201,389)      (337,516)
  Class B                                                 (380,221)      (490,335)       (119,400)      (141,883)
  Class C                                                 (217,444)      (217,538)        (58,819)       (63,535)
  Institutional Class                                   (1,960,975)    (3,701,695)     (2,047,747)    (4,453,216)
                                                      ----------------------------------------------------------
                                                        (3,229,377)    (5,135,105)     (2,427,355)    (4,996,150)
                                                      ----------------------------------------------------------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                8,447,596     15,314,140       2,060,473      3,141,532
  Class B                                                4,486,780      9,565,643         875,839      2,574,159
  Class C                                                3,617,880      4,786,329       1,335,905      1,185,434
  Institutional Class                                   16,051,782     16,343,326       4,055,351     13,691,709

 Net asset value of shares issued upon reinvestment
  of dividends and distributions:
  Class A                                                  390,378        425,076         113,891        203,690
  Class B                                                  173,775        236,372          58,196         81,063
  Class C                                                  130,120        126,156          32,910         42,338
  Institutional Class                                    1,691,555      3,182,038       1,803,958      3,907,387
                                                      ----------------------------------------------------------
                                                        34,989,866     49,979,080      10,336,523     24,827,312
                                                      ----------------------------------------------------------
 Cost of shares repurchased:
  Class A                                               (5,799,822)    (2,962,214)       (765,340)    (1,880,937)
  Class B                                               (3,084,009)    (2,547,415)       (435,227)      (291,763)
  Class C                                                 (599,240)      (503,317)       (244,844)      (147,953)
  Institutional Class                                  (12,039,165)   (19,737,436)    (14,625,560)   (20,509,096)
                                                      ----------------------------------------------------------
                                                       (21,522,236)   (25,750,382)    (16,070,971)   (22,829,749)
                                                      ----------------------------------------------------------
Increase (decrease) in net assets derived from
 capital share transactions                             13,467,630     24,228,698      (5,734,448)     1,997,563
                                                      ----------------------------------------------------------
Net Increase (Decrease) in Net Assets                   19,665,715     21,936,625         158,349       (785,258)

Net Assets:
 Beginning of period                                    88,385,129     66,448,504      66,136,749     66,922,007
                                                      ----------------------------------------------------------
 End of period                                        $108,050,844    $88,385,129     $66,295,098    $66,136,749
                                                      ----------------------------------------------------------

See accompanying notes


Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Corporate Bond Fund Class A

                                                                     Period
                                                                     Ended                                           9/15/98(1)
                                                                   1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                  (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                $5.220        $5.370       $5.070      $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                0.179         0.362        0.370       0.353        0.201
Net realized and unrealized gain (loss) on investments               0.347        (0.150)       0.299      (0.210)      (0.216)
                                                                    ------        ------       ------      ------       ------
Total from investment operations                                     0.526         0.212        0.669      (0.015)      (0.015)
                                                                    ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                (0.176)       (0.362)      (0.369)     (0.353)      (0.201)
Distributions from net realized gain on investments                     --            --           --          --       (0.004)
                                                                    ------        ------       ------      ------       ------
Total dividends and distributions                                   (0.176)       (0.362)      (0.369)     (0.205)      (0.205)
                                                                    ------        ------       ------      ------       ------

Net asset value, end of period                                      $5.570        $5.220       $5.370      $5.280       $5.280
                                                                    ======        ======       ======      ======       ======

Total return(3)                                                     10.23%         4.02%       13.72%       2.85%       (0.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                            $22,267       $17,932       $5,596      $2,790       $1,377
Ratio of expenses to average net assets                              0.80%         0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.41%         1.22%        1.20%       1.27%        1.26%
Ratio of net investment income to average net assets                 6.57%         6.76%        7.16%       6.84%        5.75%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                     5.96%         6.34%        6.76%       6.37%        5.29%
Portfolio turnover                                                    787%        1,044%         709%        118%         175%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains and losses per share by $0.002 and increase the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Corporate Bond Fund Class B

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                     $5.220        $5.370       $5.070      $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.158         0.325        0.331       0.315        0.171
Net realized and unrealized gain (loss) on investments                    0.348        (0.152)       0.300      (0.210)      (0.216)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.506         0.173        0.631       0.105       (0.045)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.156)       (0.323)      (0.331)     (0.315)      (0.171)
Distributions from net realized gain on investments                          --            --           --          --       (0.004)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.156)       (0.323)      (0.331)     (0.315)      (0.175)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.570        $5.220       $5.370      $5.070       $5.280
                                                                         ======        ======       ======      ======       ======

Total return(3)                                                           9.82%         3.25%       12.89%       2.09%       (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $14,109       $11,709       $4,736      $2,057       $1,236
Ratio of expenses to average net assets                                   1.55%         1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  2.13%         1.97%        1.95%       2.02%        2.01%
Ratio of net investment income to average net assets                      5.82%         6.00%        6.41%       6.09%        5.00%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          5.24%         5.62%        6.01%       5.62%        4.54%
Portfolio turnover                                                         787%        1,044%         709%        118%         175%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains and losses per share by $0.002 and increase the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Corporate Bond Fund Class C

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                     $5.220        $5.370       $5.070      $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.158         0.322        0.331       0.316        0.171
Net realized and unrealized gain (loss) on investments                    0.348        (0.150)       0.299      (0.210)      (0.216)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.506         0.172        0.630       0.106       (0.045)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.156)       (0.322)      (0.330)     (0.316)      (0.171)
Distributions from net realized gain on investments                          --            --           --          --       (0.004)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.156)       (0.322)      (0.330)     (0.316)      (0.175)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.570        $5.220       $5.370       $5.07       $5.280
                                                                         ======        ======       ======       =====       ======

Total return(3)                                                           9.83%         3.24%       12.88%       2.10%       (0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $9,697        $6,063       $1,804        $296         $303
Ratio of expenses to average net assets                                   1.55%         1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  2.13%         1.97%        1.95%       2.02%        2.01%
Ratio of net investment income to average net assets                      5.82%         6.01%        6.41%       6.09%        5.00%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          5.24%         5.59%        6.01%       5.62%        4.54%
Portfolio turnover                                                         787%        1,044%         709%        118%         175%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains and losses per share by $0.002 and increase the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Corporate Bond Fund Institutional Class

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                     $5.220        $5.370       $5.070      $5.280       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.185         0.378        0.383       0.367        0.212
Net realized and unrealized gain (loss) on investments                    0.348        (0.152)       0.300      (0.210)      (0.216)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.533         0.226        0.683       0.157       (0.004)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.183)       (0.376)      (0.383)     (0.367)      (0.212)
Distributions from net realized gain on investments                          --            --           --          --       (0.004)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.183)       (0.376)      (0.383)     (0.367)      (0.216)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.570        $5.220       $5.370       $5.07       $5.280
                                                                         ======        ======       ======       =====       ======

Total return(3)                                                          10.38%         4.29%       14.02%       3.12%       (0.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $61,977       $52,681      $54,312     $55,088      $55,201
Ratio of expenses to average net assets                                   0.55%         0.55%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  1.13%         0.97%        0.95%       1.02%        1.01%
Ratio of net investment income to average net assets                      6.82%         7.04%        7.41%       7.09%        6.00%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          6.24%         6.62%        7.01%       6.62%        5.54%
Portfolio turnover                                                         787%        1,044%         709%        118%         175%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains and losses per share by $0.002 and increase the ratio of net investment income to average net assets 0.03%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Extended Duration Bond Fund Class A

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                     $5.050        $5.260       $4.890      $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.196         0.384        0.369       0.360        0.206
Net realized and unrealized gain (loss) on investments                    0.486        (0.218)       0.370      (0.260)      (0.347)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.682         0.166        0.739       0.100       (0.141)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.192)       (0.376)      (0.369)     (0.360)      (0.206)
Distributions from net realized gain on investments                          --            --           --          --       (0.003)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.192)       (0.376)      (0.369)     (0.360)      (0.209)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.540        $5.050       $5.260      $4.890       $5.150
                                                                         ======        ======       ======      ======       ======

Total return(3)                                                          13.72%         3.16%       15.76%       2.08%       (2.68%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $6,551        $4,629       $3,346      $1,948       $1,042
Ratio of expenses to average net assets                                   0.80%         0.80%        0.80%       0.80%        0.80%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  1.31%         1.23%        1.26%       1.23%        1.27%
Ratio of net investment income to average net assets                      7.32%         7.34%        7.38%       7.24%        5.88%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          6.81%         6.91%        6.92%       6.81%        5.41%
Portfolio turnover                                                         848%          923%         642%        115%         201%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gains (loss) per share of $0.008 and a increase in the ratio of net investment income to average net assets of 0.15%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Extended Duration Bond Fund Class B

                                                                       Period
                                                                       Ended                                           9/15/98(1)
                                                                     1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                    (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                  $5.050        $5.260       $4.890      $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                  0.176         0.343        0.331       0.323        0.172
Net realized and unrealized gain (loss) on investments                 0.486        (0.218)       0.370      (0.260)      (0.347)
                                                                      ------        ------       ------      ------       ------
Total from investment operations                                       0.662         0.125        0.701       0.063       (0.175)
                                                                      ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                  (0.172)       (0.335)      (0.331)     (0.323)      (0.172)
Distributions from net realized gain on investments                       --            --           --          --       (0.003)
                                                                      ------        ------       ------      ------       ------
Total dividends and distributions                                     (0.172)       (0.335)      (0.331)     (0.323)      (0.175)
                                                                      ------        ------       ------      ------       ------

Net asset value, end of period                                        $5.540        $5.050       $5.260      $4.890       $5.150
                                                                      ======        ======       ======      ======       ======

Total return(3)                                                       13.30%         2.37%       14.90%       1.32%       (3.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $4,239        $3,413       $1,175        $476         $114
Ratio of expenses to average net assets                                1.55%         1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                               2.03%         1.98%        2.01%       1.98%        2.02%
Ratio of net investment income to average net assets                   6.57%         6.59%        6.63%       6.49%        5.13%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                       6.09%         6.16%        6.17%       6.06%        4.66%
Portfolio turnover                                                      848%          923%         642%        115%         201%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gains (loss) per share of $0.008 and a increase in the ratio of net investment income to average net assets of 0.15%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Extended Duration Bond Fund Class C

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99
Net asset value, beginning of period                                     $5.050        $5.260       $4.890      $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.176         0.343        0.331       0.323        0.180
Net realized and unrealized gain (loss) on investments                    0.486        (0.218)       0.370      (0.260)      (0.347)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.662         0.125        0.701       0.063       (0.167)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.172)       (0.335)      (0.331)     (0.323)      (0.180)
Distributions from net realized gain on investments                          --            --           --          --       (0.003)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.172)       (0.335)      (0.331)     (0.323)      (0.183)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.540        $5.050       $5.260      $4.890       $5.150
                                                                         ======        ======       ======      ======       ======

Total return(3)                                                          13.30%         2.37%       14.88%       1.32%       (3.15%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $2,721        $1,431         $408         $87          $58
Ratio of expenses to average net assets                                   1.55%         1.55%        1.55%       1.55%        1.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  2.03%         1.98%        2.01%       1.98%        2.02%
Ratio of net investment income to average net assets                      6.57%         6.59%        6.63%       6.49%        5.13%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          6.09%         6.16%        6.17%       6.06%        4.66%
Portfolio turnover                                                         848%          923%         642%        115%         201%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gains (loss) per share of $0.008 and a increase in the ratio of net investment income to average net assets of 0.15%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Extended Duration Bond Fund Institutional Class

                                                                          Period
                                                                          Ended                                           9/15/98(1)
                                                                        1/31/03(2)   Year Ended   Year Ended  Year Ended      to
                                                                       (Unaudited)    7/31/02(4)   7/31/01     7/31/00      7/31/99

Net asset value, beginning of period                                     $5.050        $5.260       $4.890      $5.150       $5.500

Income (loss) from investment operations:
Net investment income                                                     0.203         0.397        0.382       0.372        0.215
Net realized and unrealized gain (loss) on investments                    0.486        (0.218)       0.370      (0.260)      (0.347)
                                                                         ------        ------       ------      ------       ------
Total from investment operations                                          0.689         0.179        0.752       0.112       (0.132)
                                                                         ------        ------       ------      ------       ------

Less dividends and distributions:
Dividends from net investment income                                     (0.199)       (0.389)      (0.382)     (0.372)      (0.215)
Distributions from net realized gain on investments                          --            --           --          --       (0.003)
                                                                         ------        ------       ------      ------       ------
Total dividends and distributions                                        (0.199)       (0.389)      (0.382)     (0.372)      (0.218)
                                                                         ------        ------       ------      ------       ------

Net asset value, end of period                                           $5.540        $5.050       $5.260      $4.890       $5.150
                                                                         ======        ======       ======      ======       ======

Total return(3)                                                          13.87%         3.43%       16.05%       2.34%       (2.52%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $52,784       $56,664      $61,993     $61,955      $55,631
Ratio of expenses to average net assets                                   0.55%         0.55%        0.55%       0.55%        0.55%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                  1.03%         0.98%        1.01%       0.98%        1.02%
Ratio of net investment income to average net assets                      7.57%         7.59%        7.63%       7.49%        6.13%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                          7.09%         7.16%        7.16%       7.06%        5.66%
Portfolio turnover                                                         848%          923%         642%        115%         201%



(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities as an adjustment to interest income. The effect of these changes for the year ended July 31, 2002 was an increase in net investment income per share of $0.008, a decrease in net realized and unrealized gains (loss) per share of $0.008 and a increase in the ratio of net investment income to average net assets of 0.15%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL HIGHLIGHTS                   Delaware Extended Duration Bond Fund
                                            January 31, 2003 (Unaudited)

Delaware Group Income Funds ("the Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and the Delaware Strategic Income Fund. These financial statements and the related notes pertain to the Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Funds is to seek to provide investors with total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended January 31, 2003 were as follows:


                                                       Delaware           Delaware
                                                       Corporate      Extended Duration
                                                       Bond Fund         Bond Fund
Commission reimbursements                                $1,196            $794
Earnings credits                                            941              23

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

Delaware Corporate                     Delaware Extended Duration
Bond Fund                              Bond Fund

On the first $500 million 0.500%       On the first $500 million 0.550%
On the next $500 million 0.475%        On the next $500 million 0.500%
On the next $1.5 billion               0.450%On the next $1.5 billion 0.450%
In excess of $2.5 billion 0.425%       In excess of $2.5 billion 0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.55% of average daily net assets for each Fund through September 30, 2003.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly based fee on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL HIGHLIGHTS (CONTINUED)       Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements and
   Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected to waive its fees through September 30, 2003 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets. No distribution expenses are paid by Institutional Class shares.

At January 31, 2003, each Fund had liabilities payable to affiliates as follows:

                                                        Delaware      Delaware
                                                       Corporate   Extended Duration
                                                       Bond Fund      Bond Fund
Investment Management
  fee payable to DMC                                    $    --        $24,685
Dividend disbursing,
  transfer agent fees,
  accounting and other
  expenses payable to DSC                                41,276         14,970
Other expenses payable to
  DMC and affiliates                                     43,998         16,984


For the period ended January 31, 2003, DDLP earned commissions on the sales of the Class A shares for each Fund as follows:

 Delaware Corporate Bond Fund                                          $14,882
 Delaware Extended Duration Bond Fund                                   $1,523


Certain officers of DMC, DSC and DDLP are officers, and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended January 31, 2003, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                   Delaware          Delaware
                                                  Corporate     Extended Duration
                                                  Bond Fund         Bond Fund
 Purchases                                       $390,683,033     $120,044,336
 Sales                                            375,506,993      125,217,230

At January 31, 2003, the cost of investments for federal tax purposes approximates the cost for book purposes. At January 31, 2003, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                                    Delaware        Delaware
                                                   Corporate    Extended Duration
                                                   Bond Fund        Bond Fund
Cost of investments                              $103,207,697      $62,960,639
Aggregate unrealized
  appreciation                                     $4,305,769       $3,371,050
Aggregate unrealized
  depreciation                                       (771,593)        (673,259)
Net unrealized appreciation                        $3,534,176       $2,697,791


4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ending July 31, 2002 and July 31, 2001 were as follows:

                                                             Delaware
                                                             Corporate
                                                             Bond Fund
                                                      2002             2001
Ordinary income                                    $5,135,105       $4,556,922
                                                   ----------       ----------

                                                             Delaware
                                                         Extended Duration
                                                             Bond Fund
                                                      2002             2001
Ordinary income                                    $4,996,150       $4,983,575
                                                   ----------       ----------


As of July 31, 2002, the components of net assets on a tax basis were as follows:

                                        Delaware Corporate   Delaware Extended
                                                 Bond Fund  Duration Bond Fund
Paid in capital                                $93,387,021         $71,984,242
Distribution in excess of ordinary
  income                                            (4,956)                 --
Undistributed ordinary
  income                                                --               1,755
Capital loss carryforwards                      (3,247,006)         (3,946,468)
Unrealized appreciation
  on investments                                (1,749,930)         (1,902,780)
                                                ----------         -----------
Net Assets                                      88,385,129          66,136,749
                                                ==========         ===========

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                              Delaware            Delaware
                                              Corporate      Extended Duration
                                              Bond Fund          Bond Fund
2008                                         $1,354,506         $2,232,329
2009                                          1,892,500          1,315,765
2010                                                 --            397,374


Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL HIGHLIGHTS (CONTINUED)       Delaware Extended Duration Bond Fund

5. Capital Shares
Transactions in capital shares were as follows:

Delaware Corporate Bond Fund
                                                          Six Months     Year
                                                            Ended        Ended
                                                           1/31/03      7/31/02
Shares sold:
  Class A                                                 1,575,895    2,865,441
  Class B                                                   833,492    1,792,051
  Class C                                                   668,814      895,352
  Institutional Class                                     2,995,234    3,060,909


Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                                    72,364       79,564
  Class B                                                    32,246       44,216
  Class C                                                    24,121       23,605
  Institutional Class                                       313,780      595,929
                                                         ----------   ----------
                                                          6,515,946    9,357,067
                                                         ----------   ----------
Shares repurchased:
  Class A                                                (1,079,948)    (555,864)
  Class B                                                  (571,808)    (478,053)
  Class C                                                  (111,396)     (94,638)
  Institutional Class                                    (2,256,470)  (3,697,340)
                                                         ----------   ----------
                                                         (4,019,622)  (4,825,895)
                                                         ----------   ----------
Net increase                                              2,496,324    4,531,172
                                                         ==========   ==========


Delaware Extended Duration Bond Fund
                                                          Six Months     Year
                                                            Ended        Ended
                                                           1/31/03      7/31/02
Shares sold:
  Class A                                                   389,603      601,760
  Class B                                                   163,855      492,768
  Class C                                                   248,136      226,214
  Institutional Class                                       770,036    2,613,281


Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                                    21,522       39,021
  Class B                                                    10,997       15,527
  Class C                                                     6,204        8,099
  Institutional Class                                       341,792      748,742
                                                         ----------   ----------
                                                          1,952,145    4,745,412
                                                         ----------   ----------
Shares repurchased:
  Class A                                                  (144,833)    (360,575)
  Class B                                                   (85,287)     (56,053)
  Class C                                                   (46,406)     (28,487)
  Institutional Class                                    (2,801,327)  (3,931,380)
                                                         ----------   ----------
                                                         (3,077,853)  (4,376,495)
                                                         ----------   ----------
Net increase (decrease)                                  (1,125,708)     368,917
                                                         ==========   ==========

Class B shares converted to Class A shares*

                                              1/31/03                 7/31/02
                                         Shares      Value        Shares     Value
Corporate Bond                           5,337      $29,126         --        --
Extended Duration                           --           --         --        --

*The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

6. Futures Contracts
Each Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, each Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with each Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at January 31, 2003 were as follows:

Delaware Extended Duration Bond Fund


  Contracts           Notional                            Unrealized
 To Buy/(Sell)     Cost/(Proceeds)      Expiration Date      Gain
---------------   -----------------    ----------------   -----------
  20
  US 20 yr
  Treasury Bond
  Contracts           $2,163,325          March 2003       $80,425


The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of January 31, 2003, or at any time during the year.

Notes                                       Delaware Corporate Bond Fund
  TO FINANCIAL HIGHLIGHTS (CONTINUED)       Delaware Extended Duration Bond Fund

8. Credit and Market Risk Each Fund may invest in high-yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

Each Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

                      This page intentionally left blank.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth

Fund Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Growth Allocation Portfolio
   Delaware Balanced Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Diversified Income Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(TM)
---------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Walter P. Babich
Board Chairman
Citadel Construction Corporation
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Managing Director
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

Affiliated Officers
Jude T. Driscoll
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richelle S. Maestro
Senior Vice President, Deputy General Counsel and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

Michael P. Bishof
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Web site
www.delawareinvestments.com

(7442)                                                        Printed in the USA
SA-460 [1/03] VGR 3/03                                                     J9025